EXHIBIT 10.116



                                    SCHEDULE
                   (for differences between Exhibit 10.107 and
            substantially identical documents not filed as exhibits)


                    Information on 10 substantially identical
                   Security Agreements dated September 8, 2000
             In favor of First Union National Bank as Secured Party

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

                                                                                                  Loan
Location of Hotel                        Debtor                                                  Amount
-----------------                        ------                                                  ------
Atlanta/Cumberland, Georgia              Apple Suites SPE I, Inc.                              $5,000,000
Ridgeland, Mississippi                   Apple Suites SPE I, Inc.                               3,000,000
Baltimore, Maryland                      Apple Suites SPE II, Inc.                              9,000,000
Atlanta/Norcross, Georgia                Apple Suites SPE II, Inc.                              2,800,000
Detroit, Michigan                        Apple Suites SPE II, Inc.                              2,500,000
Richmond, Virginia                       Apple Suites SPE II, Inc.                              5,500,000
Clearwater, Florida                      Apple Suites SPE II, Inc.                              6,000,000
Irving, Texas                            Apple Suites REIT Limited Partnership                  5,700,000
Plano, Texas                             Apple Suites REIT Limited Partnership                  2,500,000
Addison, Texas                           Apple Suites REIT Limited Partnership                  2,500,000

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